Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Annual Report of Jupiter Marine International Holdings, Inc. (the "Company") on Form 10-KSB for the fiscal year ending July 27, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carl Herndon, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/Carl Herndon
    ---------------
    Carl Herndon
    Principal Executive Officer
    June 3, 2003